July 28, 2023

Summary Prospectus

Popular Total Return Fund, Inc.

Class A Shares: TRAFX

Class C Shares: TRCFX

Class I Institutional Shares

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders, and other information about the Fund, including the Fund’s statement of additional information, online at www.popularfunds.com. You can also get this information at no cost by calling (787) 754-4488, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 28, 2023, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund Summary

Investment Objective

The primary investment objective of Popular Total Return Fund, Inc. (the “Fund”) is to seek long-term capital appreciation. The secondary investment objective of the Fund is to seek current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your spouse and children whose principal residence is within Puerto Rico invest, or agree to invest in the future, at least $50,000 in the Popular Family of Funds (as defined below). More information about these and other discounts is available from your Financial Intermediary and in the “Shareholder Information” section of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Institutional Shares*
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%[1]	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Institutional Shares
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fee[3]	0.25%	1.00%	None
Other Expenses	0.65%	0.61%	0.63%
Administrative Fee	0.10%	0.10%	0.10%
Miscellaneous Other Expenses	0.52%	0.48%	0.50%
Acquired Fund Fees and Expenses[4]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.40%	2.11%	1.13%

*	There are no Class I Institutional Shares outstanding as of the date of this prospectus.
[1]	There is no contingent deferred sales charge (“CDSC”) on Class C Shares after one year.
[2]	The Fund will impose a 2.00% redemption fee on redemptions made within five business days after acquiring shares.
[3]	The Distribution and/or Service (12b-1) Fee has been restated to reflect current fees.
[4]	Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds.

Example:

This following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$485	$770	$1,076	$1,942
Class C Shares	$311	$651	$1,118	$2,143
Class I Institutional Shares	$113	$352	$610	$1,349

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$211	$651	$1,118	$2,143

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

Under normal conditions, the Fund will seek to meet its objective by investing at least 50%, but not more than 80%, of its total assets in equity securities. The balance of the Fund’s total assets will be invested in fixed-income securities and cash or cash equivalents. The Fund may invest up to 20% of its total assets in securities of foreign issuers (i.e., entities organized outside of the United States of America (the “U.S.”) and Puerto Rico). At least 20% of the Fund’s total assets will be invested in debt securities issued, or otherwise secured, by Puerto Rico issuers or assets located in Puerto Rico (“Puerto Rico Assets”).

Equity securities include among others:

●	shares of other open or close-end investment companies, including shares of exchange-traded funds (“ETFs”) or other ownership interests in index funds;

●	common stock of publicly-held companies, primarily shares of common stock of corporations listed on a national securities exchange or automated quotation system; and

●	other equity or debt securities convertible into common stock and warrants or other rights to purchase common stock.

The Fund may invest in equity securities issuers of any market capitalization.

The Fund anticipates that its investments in equity securities will consist primarily of shares of ETFs. Passively managed ETFs invest in a portfolio of equity securities that are designed to closely track the performance of different market indices. An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market or market segment. Actively managed ETFs do not seek to track the performance of a particular market index. Though the Fund anticipates investing primarily in ETFs, the Fund reserves the right, in the discretion of Popular Asset Management LLC (the “Adviser”), to invest all or a portion of its assets invested in equity securities in individual equity securities.

The types of debt and other fixed-income securities the Fund may invest in include, but are not limited to, asset-backed securities, certificates of deposit, time deposits and bankers‘ acceptances, inverse securities, indexed securities, mortgage-backed securities, mortgage dollar roll transactions, repurchase agreements, reverse repurchase agreements and zero coupon obligations.

The Fund may invest in fixed-income ETFs as part of its fixed-income investment strategy.

Under normal market conditions, not less than 95% of the fixed-income securities in which the Fund will invest, including through its investments in fixed-income ETFs, will be rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories of at least one nationally recognized statistical rating organization, without regard to any subcategory, or, if not so rated, will be, in the opinion of the Adviser, of a credit quality comparable to such rated obligations.

The Fund is classified as non-diversified under the 1940 Act.

To implement the Fund’s investment strategy, the Adviser will first select the asset categories to be included in the portfolio. Examples of some of the basic categories are U.S. Large-Cap – Equity, U.S. Small-Cap – Equity, International – Equity and U.S. Aggregate - Fixed-Income. The specific categories are determined at the Adviser’s discretion and may change as deemed appropriate.

The Adviser will then establish a target asset allocation for the Fund that is consistent with its investment objectives and provides adequate diversification. The Adviser will then select and invest in specific instruments within each asset category. On the equity portion of the portfolio, the Adviser intends to invest primarily in ETFs that are index-based. On the fixed-income portion, the Adviser intends to invest in a combination of individual securities and ETFs. See “More Information About the Fund-Investment Process” for more information.

The Fund is designed solely for Puerto Rico Investors (as defined in the section entitled “Taxation” below). The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the 1940 Act that qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).

Principal Risks of Investing in the Fund

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The below is a summary of certain risks which could affect the Fund’s performance. You should also consider the factors under “More Information About The Fund – Risks of Investing in the Fund” before investing in the Fund.

Investment Risk. There can be no assurance that the Fund will achieve its investment objectives. The ability of the Fund to achieve its investment objectives is subject to a number of risks, including, but not limited to, market risk, credit risk, regulatory risk and liquidity risk. The Fund is also subject to manager risk, which is the risk that poor security selection by the Adviser will cause the Fund to underperform other funds with a similar investment objective.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic

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trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

ETFs Risk. An investment in the Fund is not equivalent to an investment in the underlying assets held by the Fund because of the operational fees and expenses incurred by the Fund. The Fund currently anticipates that the portion of its assets invested in equity securities will be primarily invested in shares of ETFs. Passive ETFs invest in a portfolio of securities that are designed to track closely the price and yield performance of different market indexes or segments. However, such funds will never be able to do so exactly because of operational fees and expenses incurred by the fund or because of the temporary unavailability of certain of the securities underlying the index. Investors should also be aware that by investing in the Fund, they may, in effect, incur the costs of two levels of investment management services, (1) the services provided by the Adviser to the Fund and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest. The market price of this type of investment on the securities exchange on which they are traded may be lower than their net asset value.

Equity Securities Risk. The price of equity securities has historically risen and fallen in periodic cycles. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate.

Foreign Securities Risk. The Fund may invest in foreign securities. Securities of foreign issuers have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. Additionally, the value of the shares is more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, call risk, income risk and extension risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Call and Income Risk. The Fund is also subject to “call risk,” which is the chance that during periods of falling interest rates, an issuer will “call” – or repay – a relatively high-yielding debt security before the security’s maturity date. Mortgage-backed securities, for example, will generally be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for longer-term bonds. Income risk is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally low for long-term bonds.

Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Inverse Securities Risks. Inverse securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Indexed Securities Risks. In addition to shares of index funds, the Fund may invest in indexed securities, whose value is linked to interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Convertible Securities and Synthetic Convertible Securities Risks. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. While convertible securities generally offer lower yields than non-

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convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Tax Risks. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), and the Puerto Rico Municipal Code, as amended (the “Municipal Code”), as a registered investment company.

Puerto Rico Income Tax Exemption. To be exempt from Puerto Rico income tax the Fund must meet certain requirements. In Puerto Rico Treasury Determination 19-04, the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under the Investment Companies Act of 2013 (“Act 93-2013”) and thus is entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. If such determination is revoked by the Puerto Rico Treasury Department, (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, its dividend income and its short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) if the 15% Puerto Rico income tax had not been withheld on the Fund’s exempt dividends, and it is determined that that the failure to withhold was not due to reasonable cause, bona fide residents of Puerto Rico (the “Qualifying Individuals”) within the meaning of Sections 933 and 937 of the U.S. Code would be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.

Municipal License Tax Exemption. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities. Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. The municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

Conduit Rule. Shareholders who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the U.S. Code, dividends treated as Puerto Rico sourced income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income tax, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). See “Taxation”. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and that, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico sourced income excluded from U.S. federal income taxes by shareholders that are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat an investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from U.S. sources subject to U.S. federal income taxes of up to 37%.

U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Code impose a 30% withholding tax upon most payments of U.S. sourced income made to certain “foreign financial institutions” (“FFI”) or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. In the case of most payments of U.S. sourced income, the 30% withholding applies to payments made after June 30, 2014. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a NFFE, but the Fund elected to register as a direct reporting NFFE with the IRS. Accordingly, the Fund will be required to provide to the IRS certain information with respect to its investors. If the Fund were to be unable to provide such investor information to the IRS or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code with respect to FATCA, the Fund’s U.S. sourced income would be reduced, inasmuch as it would be subject to such 30% withholding tax. This reduction may negatively affect the Fund’s ability to fulfill its obligations. See the section entitled “Taxation” and consult your tax adviser.

Mortgage- and Asset-Backed Securities Risks. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances Risks. The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured if these limits are exceeded. Time deposits which may be held by the Fund will not benefit from Federal Deposit Insurance Corporation insurance. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Repurchase Agreements Risk. The Fund may enter into certain types of repurchase agreements, In the event of default by a repurchase agreement counterparty under any repurchase agreement the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying such repurchase agreements. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform.

The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.

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Reverse Repurchase Agreements Risk. The Fund may also enter into reverse repurchase agreements in which the Fund purchases portfolio securities from the counterparty, coupled with an agreement to resell them to the counterparty at a specific date and price. The market value of securities purchased under reverse repurchase agreements typically is greater than the cash paid for the purchase. Reverse repurchase agreements involve the risk that the counterparty of the securities purchased by the Fund might be unable to buy them back when the Fund seeks the repurchase. In the event the seller of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such seller or its trustee or receiver may receive an extension of time to determine whether to enforce the counterparty obligation to repurchase the securities, and the counterparty use of the proceeds of the repurchase agreement may effectively be restricted pending such decision.

Dollar Rolls Risk. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.

Performance Information

The information below shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P Target Risk Growth Total Return Index (“Benchmark Index”). To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the gross dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting www.popularfunds.com or can be obtained by phone at (787) 754-4488.

The Fund’s financial performance included in this Prospectus includes the Fund’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

The Benchmark Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk.

During the ten-year period shown in the bar chart, the highest return for a quarter was 14.29% (quarter ended June, 30, 2020) and the lowest return for a quarter was -16.25% (quarter ended March 31, 2020).

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For the periods ended 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years
Popular Total Return Fund, Inc. — Class A Shares
Return Before Taxes	-16.9%	3.35%	6.53%
Return After Taxes on Distributions[1,2]	-17.04%	3.07%	6.17%
Return After Taxes on Distributions and Sale of Fund Shares[1,2]	-9.99%	2.46%	5.08%
Popular Total Return Fund, Inc. — Class C Shares
Return Before Taxes	-17.57%	2.57%	5.73%
Popular Total Return Fund, Inc. — Class I Institutional Shares[3]
Return Before Taxes	N/A	N/A	N/A
S&P Target Risk Total Return Growth Index
(Reflects no deductions for fees, expenses or taxes)	-15.27%	3.48%	6.02%

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Returns after taxes are calculated using the historical highest individual federal marginal income tax rates. After-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only, and the after-tax returns for Class C Shares, Class I Institutional Shares will vary.

[2]	Returns After Taxes are not indicative of a typical shareholder’s experience, as shareholders are generally Puerto Rico residents not subject to U.S. federal tax.
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There are no Class I Institutional Shares outstanding as of the date of this prospectus. The returns for Class I Institutional Shares would have been substantially similar to the annual returns shown for Class A Shares because Class I Institutional Shares are invested in the same portfolio of securities as Class A Shares and the annual returns would differ only to the extent that the Classes do not have the same expenses.

Investment Adviser

The Fund’s investment adviser is Popular Asset Management LLC, a registered investment adviser (previously defined as the “Adviser”), a wholly owned subsidiary of Popular, Inc., a diversified, publicly-owned financial holding company registered under the Bank Holding Company Act of 1956, as amended, and subject to supervision and regulation by the Board of Governors of the Federal Reserve System. In the future, the Adviser may retain one or more sub-advisers to manage a portion of the Fund’s assets.

Portfolio Managers

Name	Managed the Fund Since	Primary Title with Adviser
Angel Rivera Garcia, CFA	2023	President
Antonio Rondán, CFA	2006	Vice President
Cristina Cañellas, CFA	2021	Vice President

Purchase and Sale of Fund Shares

To purchase or sell shares you should contact your Financial Intermediary, or if you hold shares through the Fund, you should contact the Fund by phone at (787) 754-4488, by mail (c/o Popular Total Return Fund, Inc., Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918), or by the Internet at www.popularfunds.com. You may purchase or redeem shares of the Fund each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York (“Federal Reserve”) and banks in San Juan, Puerto Rico are open for business (each, a “Business Day”).

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A Shares	Class C Shares	Class I Institutional Shares
Minimum Initial Investment Amount	$500	$500	● None for fee-based accounts ● $1 million for transactional accounts
Minimum Subsequent Investment Amount	$50	$50	$50

The offering of Class I Institutional Shares has not commenced as of the date of this prospectus.

Tax Information

In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

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Under Section 933 of the U.S. Code, individuals who are bona fide residents of Puerto Rico with the meaning of Section 933 and 937 of the U.S. code (previously defined as “Qualifying Individuals”) will generally not be subject U.S. federal income on dividends distributed by the Fund that constitute income from sources within Puerto Rico. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Qualifying Individual. However, for Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting shares of the Fund, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”

Puerto Rico corporations not engaged in a U.S. trade or business for U.S. federal income tax purposes are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business. See the section entitled “Taxation—United States Taxation of Qualifying Investors.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the broker-dealer or other Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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